UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 14, 2011, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing the final results of the Company’s registered exchange offer (the “Exchange Offer”) for all of its outstanding 8.25% Senior Notes due 2019 (the “Initial Notes”), which were not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of its 8.25% Senior Notes due 2019, which have been registered under the Act.

Wells Fargo Bank, National Association, acting as exchange agent for the Exchange Offer, advised the Company that all of the $550,000,000 aggregate principal amount of the Initial Notes have been validly tendered for exchange, representing 100 percent of the principal amount of the outstanding Initial Notes. The Company accepted all of the Initial Notes validly tendered and not withdrawn.

The press release announcing the final results of the Exchange Offer is filed herewith as exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release dated November 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

November 14, 2011	By:	/s/ JOSEPH L. LANDENWICH
Name: Joseph L. Landenwich
Title: Senior Vice President, Corporate Legal Affairs and Corporate Secretary

Exhibit Index

Exhibit	Description
99.1	Press release dated November 14, 2011.